UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2008

FRANKLIN FINANCIAL SERVICES CORPORATION
 (Exact name of registrant as specified in its charter)

Pennsylvania	0-12126	25-1440803
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 South Main Street, Chambersburg, PA	17201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (717) 264-6116

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

The news release of Franklin Financial Services Corporation, dated December 4, 2008 and attached as Exhibit 99.1, announces its decision not to participate in the Troubled Asset Relief Program and its decision to participate in the Transaction Account Guarantee program, and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

The following exhibits are filed herewith:

Number	Description

99 .1	Press Release, dated December 4, 2008 of Franklin Financial Services Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN FINANCIAL SERVICES CORPORATION

By: /s/ William E. Snell, Jr.
William E. Snell, Jr., President and Chief Executive Officer

Dated: December 4, 2008